UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

GORES GUGGENHEIM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40265	85-253338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6260 Lookout Road Boulder, Colorado (Address of principal executive offices)		80301 (Zip Code)

(303) 531-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one warrant	GGPIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	GGPI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	GGPIW	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

As previously reported on a Current Report on Form 8-K of Gores Guggenheim, Inc. (the “Company”), on March 25, 2021, the Company consummated its initial public offering (the “IPO”) of 75,000,000 units (“Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-fifth of one warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $750,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on March 25, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of 8,500,000 warrants (the “Private Placement Warrants”) at a purchase price of $2.00 per Private Placement Warrant, to the Company’s sponsor, Gores Guggenheim Sponsor LLC, generating gross proceeds to the Company of $17,000,000.

At the time of the IPO, the underwriters were granted an option to purchase up to an additional 11,250,000 Units to cover overallotments, if any. Subsequently, the underwriters partially exercised their over-allotment option to purchase 5,000,000 newly issued units, and the closing of the sale of the additional Units pursuant to such exercise (the “Over-Allotment Option Units”) occurred on April 22, 2021. The issuance by the Company of 5,000,000 Over-Allotment Option Units at a price of $10.00 per unit resulted in gross proceeds of $50,000,000. On April 22, 2021, substantially concurrently with the sale of the Over-allotment Option Units, the Company completed a private placement with the Sponsor for an additional 500,000 warrants at a price of $2.00 per warrant (the “Additional Private Placement Warrants”), generating gross proceeds of $1,000,000.

Following the issuance of the Over-Allotment Option Units and Additional Private Placement Warrants, an additional $50,000,000 was placed in the U.S.-based trust account maintained by Computershare Trust Company, N.A., acting as trustee, established for the benefit of the Company’ s public shareholders. Giving effect to the overallotment exercise, cash held in the trust account totals $800,000,000, excluding interest earned, if any, which is comprised of the net proceeds from the sale of the 80,000,000 Units, the Private Placement Warrants and the Additional Private Placement Warrants, and deferred underwriting commissions equal to $28,000,000.

On April 22, 2021, the Company issued a press release announcing the closing of the Over-Allotment Option Units, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Press Release, dated April 22, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gores Guggenheim, Inc.

Date: April 26, 2021	By:	/s/ Andrew McBride
Name: Andrew McBride
Title: Chief Financial Officer and Secretary